                                                                   Exhibit 10.11


                     AMENDMENT NO. 1 TO, AND CONSENT UNDER,
                           LOAN AND SECURITY AGREEMENT

      THIS AMENDMENT NO. 1 TO, AND CONSENT UNDER, LOAN AND SECURITY AGREEMENT (this "Amendment"), dated this 8th day of March, 2004, is made by and among

      PIERRE FOODS, INC., a North Carolina corporation (the "Borrower");

      PF MANAGEMENT, INC. , a North Carolina corporation (the "Parent");

      FLEET CAPITAL CORPORATION, a Rhode Island corporation (the "Lender");

      PF DISTRIBUTION, LLC, PF PURCHASING, LLC, FRESH FOODS PROPERTIES, LLC, COLUMBIA HILL AVIATION, LLC, and COMPASS OUTFITTERS, LLC, each a North Carolina limited liability company (each, a "Company Guarantor" and, collectively, the "Company Guarantors"); and

      DAVID R. CLARK and JAMES C. RICHARDSON, each a resident of the State of North Carolina (the "Validity Guarantors" and, together with the Company Guarantors, the "Guarantors" and, each, a "Guarantor").

                                    RECITALS

      A. Pursuant to the Loan and Security Agreement, dated August 13, 2003 (as amended, modified, restated or supplemented from time to time, the "Loan Agreement"), among the Borrower, the Parent and the Lender, the Lender has agreed to make loans and extend credit to the Borrower secured by the Collateral. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

      B. All of the Obligations owing from time to time to the Lender under the Loan Agreement or otherwise are unconditionally, jointly and severally guaranteed by the Parent and each of the Company Guarantors pursuant to the Guaranty Agreement, dated August 13, 2003, executed by the Parent in favor of the Lender, and the Guaranty and Security Agreements, dated August 13, 2003, executed by each Company Guarantor in favor of the Lender.

      C. The validity of all Collateral is guaranteed by the Validity Guarantors pursuant to the Guaranties of Validity, dated August 13, 2003, executed by each Validity Guarantor in favor of the Lender.

      D. Concurrently with the execution and delivery of this Amendment, the Borrower and certain of the Company Guarantors propose to enter into with the Indenture Trustee a Fourth Supplemental Indenture (the "Fourth Supplemental Indenture") to the Indenture and close the Senior Notes Restructuring. Section
9.2.14 of the Loan Agreement prohibits the Borrower, without the prior written consent of the Lender, from amending or modifying in any way the terms or provisions

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of the Indenture or the Senior Notes from those in effect on the Closing Date, except for the amendments and modifications contemplated by the Senior Notes Restructuring if the Senior Notes Restructuring Conditions are first satisfied.

      E. Not all of the Senior Notes Restructuring Conditions have been satisfied. Specifically, the Indenture Trustee and the holders of the Senior Notes have refused to subordinate the payment of the Senior Notes to the prior payment in full of the Obligations as required by section (iii) of the definition of the Senior Notes Restructuring Conditions, but they have agreed to subordinate the Liens securing the Senior Notes being granted in connection with the Senior Notes Restructuring and limit the enforcement of such Liens, all upon the terms and subject to the provisions of a Lien Subordination Agreement (the "Lien Subordination Agreement"), dated of even date herewith, between the Indenture Trustee and the Lender, and acknowledged and agreed to by the Borrower, the Parent and the Company Guarantors, a copy of which is attached to the Fourth Supplemental Indenture as EXHIBIT D thereto.

      F. The Borrower, the Parent and the Guarantors have each requested that, notwithstanding the failure of the Borrower and the Parent to satisfy all of the Senior Notes Restructuring Conditions, the Lender nevertheless grant its consent to the Senior Notes Restructuring.

      G. The Lender has agreed to such request, provided that the Loan Agreement is modified as set forth herein, and the Guarantors each grant their respective consent to such amendments to the Loan Agreement and the Lender's granting of its consent to the Senior Notes Restructuring, and ratify their respective obligations under their respective Guaranty Agreements and the Loan Documents to which each of them is a party or by which each of them may be bound.

      H. To accomplish the foregoing, the Borrower, the Parent, the Lender and the Guarantors have agreed to enter this into Amendment.

                             STATEMENT OF AGREEMENT

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are expressly acknowledged, the Borrower, the Parent, the Lender and the Guarantors hereby agree as follows:

                                    ARTICLE I

                          AMENDMENTS TO LOAN AGREEMENT

      Subject to the satisfaction of the conditions precedent set forth in
Article III below, the Loan Agreement is hereby amended as follows:

      1.1   Definitions. APPENDIX A to the Loan Agreement is amended as follows:

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      (a)   New definitions are added in proper alphabetical order as follows:

            "Fourth Supplemental Indenture - the Fourth Supplemental Indenture, dated as of the Senior Notes Restructuring Closing Date, among the Indenture Trustee, the Borrower and the Subsidiaries of the Borrower that are parties thereto, which supplements and amends the Indenture.

            Senior Notes 2005 Offer Purchase Date" - March 31, 2005."

      (b) The definition of "Credit Facility Termination Date" is amended in its entirety to read as follows:

            "Credit Facility Termination Date - the earliest to occur of any of the following: (i) August 13, 2006, (ii) ninety (90) days before the Senior Notes 2005 Offer Purchase Date, or (iii) ninety (90) days before the Senior Notes Stated Maturity Date.

      (c) The definition of "Fiscal Year" is amended in its entirety to read as follows:

            "Fiscal Year - the fiscal year of Parent, Borrower and each of its respective Subsidiaries which means twelve (12) periods consisting of four
      (4) or (5) weeks each determined based on a 52-53 week accounting period, the last week of which ends on the last day of February if it falls on a Saturday, and, if not, on the first Saturday in March of each year. When a year is used in connection with a Fiscal Year, such as Fiscal Year 2004, such reference shall mean the Fiscal Year ending in that year."

      1.2. Parent Indebtedness for Money Borrowed. SCHEDULE 9.2.5 to the Loan Agreement is amended as follows: (a) the second to the last loan listed on page 1 as "Jim Templeton (Peoples)" is amended to refer to "S&D Land Company (Peoples
Bank)"; and (b) the last loan listed on page 2 in the amount of $625,000 owing to First Century Bank is deleted.

      1.3 Tax Consolidation. Section 9.2.11 is amended in its entirety to read as follows:

            9.2.11 Tax Consolidation. File or consent to the filing of any consolidated income tax return with any Person other than Parent or any Subsidiary of Parent.

      1.4 Capital Expenditures. Section 9.3.3 is amended in its entirety to read as follows:

            9.3.3 Capital Expenditures. Parent, Borrower and their respective Subsidiaries shall not make Capital Expenditures (including, without limitation, by way of capitalized leases) during any period which, in the aggregate, exceed the amount shown below corresponding to such period:

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
PERIOD                                                          MAXIMUM CAPITAL EXPENDITURES
------                                                          ----------------------------
3rd Fiscal Quarter of Fiscal Year
Ending 2004                                                                $2,000,000

3rd and 4th Fiscal Quarters of Fiscal Year
Ending 2004                                                                $3,000,000

3rd and 4th Fiscal Quarters of Fiscal Year
Ending 2004 and 1st Fiscal Quarter of Fiscal Year
Ending 2005                                                                $6,200,000

3rd and 4th Fiscal Quarters of Fiscal Year
Ending 2004 and 1st and 2nd Fiscal Quarters of Fiscal
Year Ending 2005                                                           $7,700,000

4th Fiscal Quarter of Fiscal Year Ending 2004 and
1st, 2nd and 3rd Fiscal Quarters of Fiscal Year
Ending 2005                                                                $7,700,000

1st, 2nd, 3rd and 4th Fiscal Quarters of Fiscal Year
Ending 2005                                                                $6,500,000

2nd, 3rd and 4th Fiscal Quarters of Fiscal Year
Ending 2005 and 1st Fiscal Quarter of Fiscal Year
Ending 2006                                                                $6,000,000

Each period of four (4) consecutive Fiscal Quarters
thereafter                                                                 $6,000,000

                                   ARTICLE II

           MODIFICATION OF LOAN DOCUMENTS; CONSENTS OF THE LENDER, THE
                            PARENT AND THE GUARANTORS

      2.1. Loan Documents. The Loan Agreement and each of the other Loan Documents are amended to provide that any reference therein to the Loan Agreement or any of the other Loan Documents shall mean, unless otherwise specifically provided, the Loan Agreement as amended hereby, and as further amended, restated, supplemented or modified from time to time.

      2.2. Consent by the Lender. Subject to the satisfaction of the conditions precedent set forth in Article III below, the Lender consents to the Senior Notes Restructuring upon the terms set forth in the Fourth Supplemental Indenture.

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      2.3.  Consent by the Parent and the Guarantors; Ratification of Guaranty
Agreements. The Parent and the Guarantors each hereby consents to, and agrees to be bound by, (i) each of the amendments to the Loan Agreement as set forth in
Article I of this Amendment and (ii) the consent by the Lender to the Senior Notes Restructuring as set forth in Section 2.2 of this Amendment. The Parent and each Guarantor hereby ratify its or his obligations under its or his respective Guaranty Agreement and the other Loan Documents to which each of them is a party or by which each of them may be bound, each of whom remains in full force and effect, enforceable in accordance with its terms.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      The Borrower, the Parent and the Guarantors each hereby represents and warrants to the Lender that:

      3.1. Compliance with the Loan Agreement. As of the execution of this Amendment, the Borrower, the Parent and the Guarantors are each in compliance with all of the terms and provisions set forth in the Loan Agreement and the other Loan Documents to be observed or performed by the Borrower, the Parent and the Guarantors except where non-compliance has been waived in writing by the Lender.

      3.2. Representations in Other Loan Documents. The representations and warranties of the Borrower, the Parent and the Guarantors set forth in the Loan Agreement and the other Loan Documents are true and correct in all material respects except to the extent that such representations and warranties relate solely to or are specifically expressed as of a particular date or period which is past or expired as of the date hereof.

      3.3.  No Event of Default. No Default or Event of Default exists.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

      The effectiveness of the amendments to the Loan Agreement as set forth in
Article I of this Amendment and the consent of the Lender as set forth in
Section 2.2 of this Amendment, are each conditioned upon the satisfaction of each of the following conditions precedent:

      4.1. Amendment. The Lender shall have received this Amendment duly executed by the Borrower, the Parent and the Guarantors.

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      4.2.  Lien Subordination Agreement. The Lender shall have received the
Lien Subordination Agreement duly executed by the Indenture Trustee and acknowledged and agreed to by the Borrower, the Parent and the Guarantors that are parties thereto.

      4.3. Conditions Precedent to Fourth Supplemental Indenture. Each of the conditions precedent to the effectiveness of the Fourth Supplemental Indenture as set forth in Article III thereof shall have been satisfied.

      4.4. Consents to Assignment and Subordination Agreements. The Lender shall have received a Consent to Assignment and Subordination Agreement duly executed by each party to whom Parent Indebtedness for Money Borrowed is owed, each such consent to be in substantially the form agreed to by the Borrower and Anderson Kill & Olick, P.C. on January 30, 2004, with such changes thereto that are approved by the Lender in its sole discretion.

      4.5. Representations and Warranties. The representations and warranties of the Borrower, the Parent and the Guarantors as set forth in Article III of this Amendment shall be true and correct in all material respects.

      4.6. No Default or Event of Default. No Default or Event of Default shall exist.

      4.7. Cash or Cash Equivalents. All cash or Cash Equivalents owned by PF Distribution, PF Purchasing, Columbia Hill Aviation and the Parent on the Senior Notes Restructuring Closing Date are transferred to the Borrower.

      4.8. Affiliate Agreements. Each of the Affiliate Agreements are terminated and the Lender shall have received termination agreements duly executed by the parties thereto.

      4.9 Certificate. The Parent and the Borrower shall have delivered to the Lender a certificate in form and substance satisfactory to the Lender confirming that each of the conditions set forth in this Article IV has been satisfied.

                                    ARTICLE V

                                     GENERAL

      5.1. Full Force and Effect. As expressly amended hereby, the Loan Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. As used in the Loan Agreement and the other Loan Documents, "hereinafter", "hereto", "hereof", or words of similar import, shall, unless the context otherwise requires, mean the Loan Agreement or the other Loan Documents, as the case may be, as amended by this Amendment.

      5.2. Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

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      5.3.  Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument.

      5.4. Further Assurances. The Borrower and the Guarantors shall each execute and deliver to the Lender such additional documents and certificates as the Lender may reasonably request to effect the amendments contemplated by this Amendment.

      5.5. Headings. The headings in this Amendment are for the purpose of reference only and shall not affect the construction of this Amendment.

      5.6. Expenses. The Borrower shall reimburse the Lender for all fees and expenses (legal or otherwise) incurred by the Lender in connection with the preparation, execution and delivery of this Amendment and the other Loan Documents required or contemplated hereby, the Fourth Supplemental Indenture and the closing of the Senior Notes Restructuring.

      5.7. Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER, THE LENDER, THE PARENT AND THE GUARANTORS EACH WAIVES ANY RIGHT TO TRIAL BY JURY THE BORROWER, THE LENDER, THE PARENT OR THE GUARANTORS MAY HAVE IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AMENDMENT, THE LOAN AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

                     [Rest of page intentionally left blank]

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

                                       PIERRE FOODS, INC.
                                       ("BORROWER")

                                       By: /s/ Pamela M. Witters
                                           -----------------------------------
                                           Title: CFO

                                       PF MANAGEMENT, INC.
                                       ("PARENT")

                                       By: /s/ David R. Clark
                                           -----------------------------------
                                           Title: President

                                       FLEET CAPITAL CORPORATION
                                       ("LENDER")

                                       By: /s/ Rodney J. McSwain
                                           -----------------------------------
                                           Title: Sr. Vice President

                                       COMPANY GUARANTORS:

                                       PF DISTRIBUTION, LLC

                                       By: /s/ Brian D. Davis
                                           -----------------------------------
                                               Brian D. Davis, Manager

                                       PF PURCHASING, LLC

                                       By: /s/ Brian D. Davis
                                           -----------------------------------
                                               Brian D. Davis, Manager

                     [Signatures Continue on the Next Page]

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                                       FRESH FOODS PROPERTIES, LLC

                                       By: /s/ Pamela M. Witters
                                           -----------------------------------
                                               Pamela M. Witters, Manager

                                       COLUMBIA HILL AVIATION, LLC

                                       By: /s/ Brian D. Davis
                                           -----------------------------------
                                               Brian D. Davis, Manager

                                       COMPASS OUTFITTERS, LLC

                                       By: /s/ Pamela M. Witters
                                           -----------------------------------
                                               Pamela M. Witters, Manager

                                       VALIDITY GUARANTORS:

                                       /s/ David R. Clark               (SEAL)
                                       ---------------------------------
                                       DAVID R. CLARK

                                       /s/ James C. Richardson, Jr.     (SEAL)
                                       ---------------------------------
                                       JAMES C. RICHARDSON

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